Exhibit 10.02



                                                                  CONFORMED COPY


                      AMENDED AND RESTATED CREDIT AGREEMENT



        AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 28, 1996 among COMMERCIAL CREDIT COMPANY (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").


                              W I T N E S S E T H :


        WHEREAS, certain of the parties hereto have heretofore entered into a Five-Year Credit Agreement dated as of December 16, 1994 (the "Agreement"); and

        WHEREAS, the parties hereto desire to amend such Agreement as set forth herein and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1.  Definitions; References.  Unless otherwise specifically
                    -----------------------
defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended and restated hereby. The term "Notes" defined in the Agreement shall include from and after the date hereof the New Notes (as defined below).

        SECTION 2.  Amendment of Termination Date.  The definition of
                    -----------------------------
"Termination Date" in Section 1.01 of the Agreement is amended to read in its entirety as follows:

        "Termination Date" means June 28, 2001, or, if such day is not a Euro-Dollar Business Day, the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the Termination Date shall be the next preceding Euro-Dollar Business Day.

        SECTION 2.  Amendment of Section 3.02 of the Agreement.  Section 3.02(d)
                    ------------------------------------------
of the Agreement is amended by inserting immediately after the text "Section 4.04(c)" the text "and Section 4.05(i)".

        SECTION 3.  Changes in Commitments.  With effect from and including the
                    ----------------------
date this Amendment and Restatement becomes effective in accordance with Section 7 hereof, (i) each Person listed on the signature pages hereof which is not a party to the Agreement (a "New Bank") shall become a Bank party to the Agreement and (ii) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the signature pages hereof. Any Bank whose Commitment is changed to zero shall upon such effectiveness cease to be a Bank party to the Agreement, and all accrued fees and other amounts payable under the Agreement for the account of such Bank shall be due and payable on such date; provided
                                                                    --------
that the provisions of Sections 8.03 and 9.03 of the Agreement shall continue to inure to the benefit of each such Bank.

        SECTION 4.  Representations and Warranties.  The Borrower hereby
                    ------------------------------
represents and warrants that as of the date hereof and after giving effect thereto:

        (a)  no Default has occurred and is continuing;

        (b) each representation and warranty of the Borrower set forth in the Agreement is true and correct as though made on and as of this date; and

        (c) since March 31, 1996 there has been no material adverse change in the business, financial position or result of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole.

        SECTION 5.  Amendment of Pricing Schedule.  The Pricing Schedule is
                    -----------------------------
amended to read in its entirety as set forth in Exhibit I to this Amendment and Restatement.

        SECTION 6.  Governing Law.  This Amendment and Restatement shall be
                    -------------
governed by and construed in accordance with the laws of the State of New York.

        SECTION 7.  Counterparts; Effectiveness.  This Amendment and Restatement
                    ---------------------------
may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective as of the date when (i) the Agent shall have received duly executed counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party); (ii) the Agent shall have received a duly executed Note for each of the New Banks (a "New Note"), dated on or before the date of effectiveness hereof and otherwise in compliance with
Section 2.05 of the Agreement; (iii) the Agent shall have received an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit E to the Agreement with reference to the New Notes, this Amendment and Restatement and the Agreement as amended and restated hereby; and (iv) the Agent shall have received all documents it may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of the Agreement as amended and restated hereby, the New Notes and any other matters relevant hereto, all in form and substance satisfactory to the Agent.

        IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



                            COMMERCIAL CREDIT COMPANY



                            By: /s/ Heidi G. Miller
                            Title: Acting Treasurer



                            By: /s/ Daniel E. Rubenstein
                            Title: Vice President and
                                      Acting Treasurer

Commitments
- -----------


$65,000,000                 MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK


                            By:/s/ Jerry J. Fall
                               --------------------------
                                 Title: Vice President


$50,000,000                 BANK OF AMERICA ILLINOIS



                            By:/s/ Gary R. Peet
                               ---------------------------
                                 Title: Senior Vice
                                        President


$50,000,000                 BANK OF MONTREAL



                            By:/s/ Soren K. Christensen
                               ---------------------------
                                 Title: Senior Vice
                                        President


$50,000,000                 THE BANK OF NEW YORK



                            By:/s/ Lizanne T. Eberle
                               --------------------------
                                 Title: Vice President


$50,000,000                 THE CHASE MANHATTAN BANK, N.A.



                            By:/s/ Susan F. Herzog
                               --------------------------
                                  Title: Vice President

$50,000,000                 CIBC INC.


                            By:/s/ Stephen D. Reynolds
                               ---------------------------
                                 Title: Authorized
                                        Signatory



$50,000,000                 DEUTSCHE BANK, AG NEW YORK
                                   AND/OR CAYMAN ISLANDS BRANCHES


                            By:/s/ Gayma Z. Shivnarain
                               ---------------------------
                                 Title: Vice President


                            By:/s/ Eckhard Osenberg
                               ---------------------------
                                 Title: Assistant Vice
                                        President


$50,000,000                 FLEET NATIONAL BANK


                            By:/s/ Jane C. Lee
                               ---------------------------
                                 Title: Vice President


$50,000,000                 MELLON BANK, N.A.



                            By:/s/ Thomas E. Foley
                               ---------------------------
                                 Title: Assistant Vice
                                        President


$50,000,000                 THE BANK OF TOKYO-MITSUBISHI
                                 TRUST COMPANY


                            By:/s/ Hiroaki Fuchida
                               ---------------------------
                                 Title: Senior Vice
                                         President &
                                           Manager

$50,000,000                 NATIONSBANK N.A. SOUTH



                            By:/s/ Robert F. Clayton
                               ---------------------------
                                 Title: Executive Vice
                                        President



$50,000,000                 THE SAKURA BANK, LIMITED


                            By:/s/ Yoshikazu Nagura
                               ---------------------------
                                 Title: Vice President &
                                        Manager



$50,000,000                 UNION BANK OF SWITZERLAND,
                                 NEW YORK BRANCH


                            By:/s/ Mark T. Lancaster
                               ---------------------------
                                 Title: Vice President


                            By:/s/ Richard W. Fortney
                               ---------------------------
                                 Title: Managing Director


$50,000,000                 WELLS FARGO BANK, N.A.



                            By:/s/ Edward Suave
                               ---------------------------
                                 Title: Vice President

                            By:/s/ Jonathan David
                               ---------------------------
                                 Title: Assistant Vice
                                        President

$35,000,000                 CITIBANK, N.A.



                            By:/s/ David A. Dodge
                               ---------------------------
                                 Title: Vice President



$35,000,000                 CREDIT LYONNAIS NEW YORK
                                     BRANCH


                            By:/s/ Renard d'Herbes
                               --------------------------
                                 Title: Senior Vice
                                        President



$35,000,000                 THE DAI-ICHI KANGYO BANK,
                                 LTD., NEW YORK BRANCH


                            By:/s/ Matthew G. Murphy
                               --------------------------
                                 Title: Vice President


$35,000,000                 FIRST UNION NATIONAL BANK

                            By:/s/ Alan Lilienthal
                               --------------------------
                                 Title: Vice Presient



$35,000,000                 FIRST NATIONAL BANK OF CHICAGO


                            By:/s/ Thomas J. Collimore
                               ---------------------------
                                 Title: Vice President

$35,000,000                 FIRST NATIONAL BANK OF
                            MARYLAND


                            By:/s/ Stewart T. Shettle
                               ---------------------------
                                 Title: Vice President



$35,000,000                 THE FUJI BANK, LIMITED, NEW
                                 YORK RANCH



                            By:/s/ Gina M. Kearan
                               ---------------------------
                                  Title: Vice President &
                                         Manager


$35,000,000                 PNC BANK, NATIONAL ASSOCIATION



                            By:/s/ Catherine E. Garrity
                               ---------------------------
                                 Title: Vice President



$35,000,000                 ROYAL BANK OF CANADA



                            By:/s/ Gary R. Overton
                               ---------------------------
                                 Title: Senior Manager



$35,000,000                 THE SUMITOMO BANK, LIMITED



                            By:/s/ Yoshinori Kawamura
                               --------------------------
                                 Title: Joint General
                                             Manager

$34,000,000                 ABN AMRO BANK N.V., NEW YORK
                                 BRANCH


                            By:/s/ Victor Fennon
                               ---------------------------
                                 Title: Vice President

                            By:/s/ David W. Eastep
                               ---------------------------
                                 Title: Assistant Vice
                                         President



$25,000,000                 THE FIRST NATIONAL BANK OF
                                 BOSTON


                            By:/s/ Charles Garrity
                               ---------------------------
                                 Title: Vice President


$25,000,000                 BANK OF HAWAII



                            By:/s/ Alison J. Sierens
                               ---------------------------
                                 Title: Assistant Vice
                                       President


$25,000,000                 THE BANK OF NOVA SCOTIA



                            By:/s/ Terry Fryett
                               ---------------------------
                                 Title: Senior Relationship
                                           Manager

$25,000,000                 BANQUE NATIONALE DE PARIS



                            By:/s/ Phil Truesdale
                               --------------------------
                                 Title: Vice President

                            By:/s/ John McGill
                               --------------------------
                                 Title: Vice President



$25,000,000                 FIRST HAWAIIAN BANK



                            By:/s/ Kathryn A. Plumb
                               ---------------------------
                                 Title: Vice President

$25,000,000                 THE INDUSTRIAL BANK OF JAPAN,
                                 LIMITED

                            By:/s/ Takeski Kawano
                               ---------------------------
                                 Title: Senior Vice
                                        President



$25,000,000                 THE NORTHERN TRUST COMPANY



                            By:/s/ James C. McCall III
                               ---------------------------
                                 Title: Vice President


$25,000,000                 THE SANWA BANK LIMITED



                            By:/s/ Deadra Gibbons
                               ---------------------------
                                 Title: Assistant Vice
                                        President

$25,000,000                 TORONTO DOMINION (NEW YORK),
                                           INC.


                            By:/s/ Jorge A. Garcia
                               ---------------------------
                                 Title: Vice President



$20,000,000                 BARNETT BANK OF JACKSONVILLE,
                                N.A.



                            By:/s/ E. Bradley Jones
                               --------------------------
                                 Title: Vice President


$20,000,000                 CORESTATES BANK, N.A.



                            By:/s/ Kevin P. O'Rourke
                               ---------------------------
                                 Title: Commercial Officer

$20,000,000                 BANCA MONTE DEI PASCHI DI
                                SIENA SPA


                            By:/s/ G. Natalicchi
                               ---------------------------
                                 Title: Senior Vice
                                        President and
                                        General Manager


                            By:/s/ Brian R. Landy
                               ---------------------------
                                 Title: Vice President


$20,000,000                 SOCIETE GENERALE



                            By:/s/ Lillian Snower
                               ---------------------------
                                 Title: Vice President

$20,000,000                 THE TOKAI BANK, LIMITED



                            By:/s/ Stewart M. Schulman
                               ---------------------------
                                 Title: Senior Vice
                                        President


$20,000,000                 UNITED STATES NATIONAL BANK OF
                                 OREGON


                            By:/s/ Fiza Noordin
                               ---------------------------
                                 Title: Corporate Banking
                                        Officer


$20,000,000                 WESTDEUTSCHE LANDESBANK
                                 GIROZENTRALE, NEW YORK
                                 BRANCH


                            By:/s/ Cynthia M. Niesen
                               ---------------------------
                                 Title: Managing Director


                            By:/s/ Laura Spichiger
                               ---------------------------
                                 Title: Associate


$20,000,000                 THE YASUDA TRUST & BANKING
                                 CO., LTD.



                            By:/s/ Patrick J. Owens
                               --------------------------
                                 Title: First Vice
                                        President


$16,000,000                 AMSOUTH BANK OF ALABAMA F/K/A
                                 AMSOUTH BANK N.A.


                            By:/s/ R. Mark Graf
                               ---------------------------
                                 Title: Vice President

$0                               CREDIT SUISSE



                            By:/s/ Christopher J. Eldin
                               ---------------------------
                                 Title: Member of Senior
                                        Management

                            By:/s/ Thomas G. Muoio
                               ---------------------------
                                 Title: Associate

$0                               SWISS BANK CORPORATION, NEW
                                      YORK BRANCH


                            By:/s/ Susan N. Isquith
                               ---------------------------
                                 Title: Director, Credit
                                        Risk Management

                            By:/s/ Gary Riddell
                               ---------------------------
                                 Title: Director, Credit
                                        Risk Management


_____________________

Total Commitments

$1,500,000,000
=====================


                            MORGAN GUARANTY TRUST COMPANY
                                 OF NEW YORK, as Agent


                            By:/s/ Jerry J. Fall
                               ---------------------------
                                 Title: Vice President

                                                          EXHIBIT I


                                  PRICING SCHEDULE



        The "Euro-Dollar Margin", "CD Margin" and "Facility Fee Rate" for any day are the respective percentages set forth below in the applicable row under the column corresponding to the Status that exists on such day:


                          Level     Level     Level     Level   Level
             Status         I         II       III       IV        V

         Euro-Dollar
         Margin           .1275%     .13%       .21%     .225%  .325%

         CD Margin        .2525%     .255%      .335%    .35%   .45%

         Facility Fee
         Rate             .06%       .07%       .09%     .125%  .1750%

        For purposes of this Schedule, the following terms have the following meanings:

        "Level I Status" exists at any date if, at such date, the Borrower's long-term debt is rated AA- or higher by S&P or Aa3 or higher by Moody's.

        "Level II Status" exists at any date if, at such date, (i) the Borrower's long-term debt is rated A or higher by S&P or A2 or higher by Moody's and (ii) Level I Status does not exist.

        "Level III Status" exists at any date if, at such date, (i) the Borrower's long-term debt is rated A- or higher by S&P or A3 by Moody's and (ii) neither Level I Status nor Level II Status exists.

        "Level IV Status" exists at any date if, at such date, (i) the Borrower's long-term debt is rated BBB+ or higher by S&P or Baa1 or higher by Moody's and (ii) neither Level I Status, Level II Status nor Level III Status exists.

        "Level V Status" exists at any date if, at such date, no other Status exists.

        "Moody's" means Moody's Investors Service, Inc.

        "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

        "Status" refers to the determination of which of Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status exists at any date.

        The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Borrower without third-party credit enhancement, and any rating assigned to any other debt security of the Borrower shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date.



                                        2